                    TABLE OF CONTENTS

Letter to Shareholders...........................   1
Performance Results..............................   4
Portfolio of Investments.........................   5
Statement of Assets and Liabilities..............  10
Statement of Operations..........................  11
Statement of Changes in Net Assets...............  12
Financial Highlights.............................  13
Notes to Financial Statements....................  14
Report of Independent Accountants................  19
Dividend Reinvestment Plan.......................  20

VMO ANR 12/96

                             LETTER TO SHAREHOLDERS

December 10, 1996

Dear Shareholder,
    The first ten months of 1996 have
been a mixed experience for most
municipal bond fund investors. The
continuation of the 1995 rally at the
beginning of this year was thwarted
early on as the economy gained
momentum, causing the bond market to                   [PHOTO]
sell off. But by the second half of the
year, the pattern reversed. Growth
slowed and bonds recovered much of        DENNIS J. MCDONNELL AND DON G. POWELL
their earlier losses.
    This kind of volatility is not
unusual, but it is difficult to predict and serves as a reminder to investors to maintain their long-term outlook. Bailing out during price declines and re-entering after market rebounds is often a losing strategy. We believe it is time in the market, not timing the market, that potentially maximizes long-term investment gains.
    Additionally, we believe our recent acquisition by Morgan Stanley Group Inc. will further help investors achieve their long-term goals. Morgan Stanley's strong global presence and commitment to superior investment performance complement our broad range of investment products, money management capabilities, and high level of service that we currently offer.

ECONOMIC OVERVIEW

    The economy has grown at a moderate pace this year, despite the second quarter's 4.7 percent surge. By the third quarter, growth slowed to 2.0 percent, near the level that prevailed early in the year. This moderation of economic activity, coupled with continued inflation, eased fears of an interest rate hike by the Federal Reserve Board--fears that had dominated the market in early summer and pushed long-term bond yields above 7.0 percent.
    Once the market realized that the economy's pace had slowed, bond prices rose from their 1996 lows and yields fell as they moved in the opposite direction of bond prices. By the end of October, the 30-year Treasury bond yield was near 6.5 percent.
    During this recovery, municipal bonds rebounded even more than Treasuries, due to a steady demand that outpaced supply. It is expected that on a nationwide basis there will be little or no increase in the total number of municipal bonds outstanding this year. The volume of new issues is expected to almost equal the volume of bonds that were redeemed or called.

                                                           Continued on page two

                                 [PIE CHART]

Portfolio Composition by Credit Quality
  as of October 31, 1996

AAA.........  52.0%
AA..........   9.7%
A...........  13.0%
BBB.........  22.6%
BB..........   2.7%

Based upon credit quality ratings issued by Standard & Poor's. For Securities not rated by Standard & Poor's, the Moody's rating is used.

PERFORMANCE SUMMARY

    Many closed-end municipal bond funds, such as this one, are currently offering higher after-tax yields than taxable income alternatives. The Trust generated a tax-exempt distribution of 6.55 percent(3), based on the closing stock price of $13.75 per common share as of October 31, 1996. For shareholders in the federal income tax bracket of 36 percent, this distribution rate is equivalent to a yield of 10.23 percent(4) on a taxable investment.
    The Trust's one-year total return was 7.72 percent(1), including reinvestment of all dividends, reflecting a 0.9 percent increase in market price for the period ended October 31, 1996.

TOP FIVE PORTFOLIO HOLDINGS BY INDUSTRY AS OF OCTOBER 31, 1996

    General Purpose................... 17.9%
    Wholesale Electric................ 17.0%
    Single-Family Housing............. 11.9%
    Health Care....................... 10.7%
    Airport............................ 8.7%

ECONOMIC OUTLOOK

    We believe Fed policy will remain unchanged through the end of the year. We look for the long Treasury bond to trade within a range of 6.25 and 6.75 percent and the 5-year Treasury to trade between 5.75 percent and 6.25 percent for the remainder of 1996. After that, interest rates could rise moderately if the economy rebounds to a 3.0 percent annual growth rate and inflation edges higher. Based upon this view of moderate growth and slightly higher inflation, we believe the outlook for fixed-income markets remains positive.
    Relatively stable interest rates early next year would be favorable for the leveraged structure of our closed-end funds, which involves borrowing short-term funds to purchase long-term municipal securities. Depending on the difference between long-term and short-term market rates, this structure provides opportunities for additional earnings over time.

                                                         Continued on page three

The leveraged capital structure of the Trust continues to provide common shareholders with above-market levels of dividend income. It should be noted, however, that the rise in short-term rates would have an unfavorable effect on common share performance.
    The bond market should find continued support from the results of the recent national elections. With a Democratic president and a Republican Congress, there should be checks on potential spending increases and tax cuts so the budget deficit does not balloon out of control. This split government should also help minimize chances of major tax reform, which would likely affect investment markets, including municipal bonds.
    The stock market is another factor that could influence the performance of the bond market in the coming year. If stocks suffer a protracted setback, the demand for bonds, including municipals, could increase.
    We will closely monitor any new developments in Washington and in the financial markets in order to evaluate their potential impact on the Trust. We believe that in the coming year, the municipal market will continue to be an attractive investment choice for investors seeking high current income. Thank you for your continued confidence in your investment with Van Kampen American Capital and for the privilege of working with you to help you achieve your financial goals.

Sincerely,

[SIG]
Don G. Powell

Chairman
Van Kampen American Capital
Investment Advisory Corp.

[SIG]
Dennis J. McDonnell

President
Van Kampen American Capital
Investment Advisory Corp.

           PERFORMANCE RESULTS FOR THE PERIOD ENDED OCTOBER 31, 1996

            VAN KAMPEN AMERICAN CAPITAL MUNICIPAL OPPORTUNITY TRUST
                           (NYSE TICKER SYMBOL--VMO)

 COMMON SHARE TOTAL RETURNS
One-year total return based on market price(1)............    7.72%
One-year total return based on NAV(2).....................    7.61%

 DISTRIBUTION RATES

Distribution rate as a % of closing common stock
price(3)..................................................    6.55%
Taxable-equivalent distribution rate as a % of closing
common stock price(4).....................................   10.23%

 SHARE VALUATIONS

Net asset value...........................................  $ 16.12
Closing common stock price................................  $13.750
One-year high common stock price (02/22/96)...............  $14.500
One-year low common stock price (06/14/96)................  $12.750
Preferred share (Series A) rate(5)........................   3.429%
Preferred share (Series B) rate(5)........................   3.350%

(1)Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2)Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3)Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4)The taxable-equivalent distribution rate is calculated assuming a 36% federal income tax bracket.

(5)See "Notes to Financial Statements" footnote #5, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

                            PORTFOLIO OF INVESTMENTS

                          October 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

Par
Amount
(000)    Description                                        Coupon     Maturity Market Value
--------------------------------------------------------------------------------------------
         MUNICIPAL BONDS
         ALABAMA  0.5%
$ 2,000  Mobile, AL Indl Dev Brd Solid Waste Disp Rev
         Mobile Energy Svcs Co Proj Rfdg................     6.950%    01/01/20 $ 2,122,500
                                                                                -----------
         CALIFORNIA  5.7%
  1,580  California Hsg Fin Agy Rev Home Mtg Ser B1.....     6.300     08/01/08   1,643,990
  2,000  California Pollutn Ctl Fin Auth Pollutn Ctl Rev
         Southern CA Edison Co (Embedded Cap) (AMBAC
         Insd)..........................................     6.000     07/01/27   2,013,320
  1,000  California Rural Home Mtg Fin Mtg Backed Secs
         Pgm Ser C (GNMA Collateralized)(d)............. 6.40/7.80     02/01/28   1,109,360
  5,000  Contra Costa, CA Home Mtg Fin Auth Home Mtg Rev
         (MBIA Insd)....................................         *     09/01/17   1,444,400
  4,000  Foothill/Eastern Tran Agy Conv Cap Apprec Sr
         Lien Ser A (d).................................   0/7.050     01/01/10   2,534,040
  5,000  Orange Cnty, CA Recovery Ctfs Ser A (MBIA
         Insd)..........................................     6.000     07/01/06   5,383,150
  5,000  Orange Cnty, CA Recovery Ctfs Ser A (MBIA
         Insd)..........................................     6.000     07/01/08   5,398,450
  3,000  Orange Cnty, CA Recovery Ser A Rfdg (MBIA
         Insd)..........................................     6.000     06/01/08   3,237,930
                                                                                -----------
                                                                                 22,764,640
                                                                                -----------
         COLORADO  5.7%
  2,000  Arapahoe Cnty, CO Cap Impt Trust Fd Hwy Rev
         E-470 Proj Ser B...............................     7.000     08/31/26   2,170,160
  1,000  Colorado Hlth Fac Auth Rev Vail Vly Med Cent
         Proj Ser A.....................................     6.500     01/15/13   1,015,670
  1,500  Colorado Hsg Fin Auth Single Family Pgm Sr Ser
         C1.............................................     7.550     11/01/27   1,645,245
  1,480  Colorado Hsg Fin Auth Single Family Proj Sr Ser
         A3.............................................     7.000     11/01/24   1,541,168
  3,500  Denver, CO City & Cnty Arpt Rev Ser A (c)......     8.500     11/15/07   4,000,920
  7,000  Denver, CO City & Cnty Arpt Rev Ser A (c)......     8.875     11/15/12   8,333,360
  1,750  Denver, CO City & Cnty Arpt Rev Ser B (MBIA
         Insd)..........................................     6.250     11/15/06   1,883,735
  1,000  Denver, CO City & Cnty Arpt Rev Ser B (MBIA
         Insd)..........................................     6.250     11/15/07   1,074,270
  1,000  Highlands Ranch Metro Dist No 2 CO Rfdg (FSA
         Insd)..........................................     6.500     06/15/11   1,125,870
                                                                                -----------
                                                                                 22,790,398
                                                                                -----------
         CONNECTICUT  0.9%
  1,700  Mashantucket Western Pequot Tribe Connecticut
         Spl Rev Ser A (e)..............................     6.500     09/01/06   1,743,860
  2,000  Mashantucket Western Pequot Tribe Connecticut
         Spl Rev Ser A (e)..............................     6.400     09/01/11   2,007,180
                                                                                -----------
                                                                                  3,751,040
                                                                                -----------
         DISTRICT OF COLUMBIA  0.6%
  2,000  Metropolitan WA, DC Arpt Auth Genl Arpt Rev Ser
         A (FGIC Insd)..................................     7.250     10/01/10   2,200,520
                                                                                -----------
         FLORIDA  0.8%
  3,000  Florida St Brd Edl Cap Outlay Pub Edl Ser A....     5.875     06/01/16   3,066,720
                                                                                -----------
         GEORGIA  3.0%
  3,370  Fulton Cnty, GA Lease Rev (e)..................     7.250     06/15/10   3,848,708
  7,000  Municipal Elec Auth GA Spl Oblig First
         Crossover (MBIA Insd)..........................     6.500     01/01/20   7,954,870
                                                                                -----------
                                                                                 11,803,578
                                                                                -----------

                                               See Notes to Financial Statements

                          October 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

Par
Amount
(000)    Description                                        Coupon     Maturity Market Value
--------------------------------------------------------------------------------------------
         HAWAII  1.4%
$ 5,000  Hawaii St Arpt Sys Rev Ser 2...................     7.000%    07/01/18 $ 5,368,200
                                                                                -----------
         IDAHO  1.6%
  6,000  Idaho Hsg Agy Single Family Mtg Sr Ser A.......     6.700     07/01/27   6,218,520
                                                                                -----------
         ILLINOIS  7.7%
  5,000  Chicago, IL O'Hare Intl Arpt Rev Genl Arpt 2nd
         Lien Ser A (MBIA Insd) (c).....................     6.375     01/01/12   5,358,900
  5,000  Chicago, IL O'Hare Intl Arpt Rev Genl Arpt 2nd
         Lien Ser A (AMBAC Insd)........................     5.500     01/01/16   4,785,600
  6,400  Chicago, IL Sch Fin Auth Ser A (MBIA Insd).....     5.000     06/01/09   6,128,640
  1,000  Chicago, IL Single Family Mtg Rev Ser A (GNMA
         Collateralized)................................     7.000     09/01/27   1,103,880
  1,195  Chicago, IL Single Family Mtg Rev Ser B (GNMA
         Collateralized)................................     7.625     09/01/27   1,328,936
  3,285  Illinois Hlth Fac Auth Rev Midwest Physician
         Group Ltd Proj.................................     8.125     11/15/19   3,515,870
  1,000  Northern Illinois Univ Rev Aux Fac Sys (FGIC
         Insd)..........................................     5.700     04/01/16     994,720
  2,000  Northern Illinois Univ Rev Aux Fac Sys (FGIC
         Insd)..........................................     5.750     04/01/22   1,993,260
  1,475  Regional Tran Auth IL Ser A (AMBAC Insd).......     6.500     06/01/15   1,601,304
  1,410  Sangamon Cnty, IL Cmnty Unit Sch Dist No 5
         (FGIC Insd)....................................     6.400     12/01/03   1,547,151
  1,865  Sangamon Cnty, IL Cmnty Unit Sch Dist No 5
         (FGIC Insd)....................................     6.500     12/01/05   2,072,164
                                                                                -----------
                                                                                 30,430,425
                                                                                -----------
         INDIANA  0.7%
  2,500  Purdue Univ, IN Univ Rev Student Fee Ser B.....     6.750     07/01/09   2,759,150
                                                                                -----------
         KANSAS  0.6%
  2,345  Sedgwick Cnty, KS Unified Sch Dist Rfdg & Impt
         (FSA Insd) (b).................................     5.375     11/01/17   2,298,757
                                                                                -----------
         KENTUCKY  0.5%
  2,000  Kentucky Hsg Corp Hsg Rev Ser E................     6.300     01/01/28   2,027,840
                                                                                -----------
         MAINE  1.0%
  2,470  Maine Edl Ln Auth Rev Supplemental Pgm Ser
         A1.............................................     7.000     12/01/16   2,635,811
  1,355  Maine Edl Ln Auth Rev Supplemental Pgm Ser
         A2.............................................     7.150     12/01/16   1,449,037
                                                                                -----------
                                                                                  4,084,848
                                                                                -----------
         MARYLAND  1.7%
  3,500  Maryland St Cmnty Dev Admin Dept Hsg & Cmnty
         Dev Rev Single Family Pgm 7th Ser..............     7.250     04/01/19   3,705,170
  3,005  Maryland St Cmnty Dev Admin Dept Hsg & Cmnty
         Dev Rev Single Family Pgm 7th Ser..............     7.300     04/01/25   3,178,599
                                                                                -----------
                                                                                  6,883,769
                                                                                -----------
         MASSACHUSETTS  1.6%
  1,200  Holyoke, MA Muni Purp Ln Ser A (FSA Insd)......     5.500     06/15/16   1,197,780
  2,000  Massachusetts St Hlth & Edl Fac Auth Rev New
         England Med Cent Hosp Ser G (Embedded Swap)
         (MBIA Insd)....................................     3.100     07/01/13   1,714,420
  3,000  Plymouth Cnty, MA Ctfs Partn Ser A.............     7.000     04/01/22   3,342,960
                                                                                -----------
                                                                                  6,255,160
                                                                                -----------
         MICHIGAN  1.2%
  4,500  Monroe Cnty, MI Pollutn Ctl Rev Coll Detroit
         Edison Monroe Ser 1 (MBIA Insd)................     6.875     09/01/22   4,914,000
                                                                                -----------

                                               See Notes to Financial Statements

                          October 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

Par
Amount
(000)    Description                                        Coupon     Maturity Market Value
--------------------------------------------------------------------------------------------
         MISSISSIPPI  1.6%
$ 3,750  Mississippi Home Corp Single Family Rev Mtg Ser
         C (GNMA Collateralized) (d).................... 5.50/7.60%    06/01/29 $ 4,141,350
  2,000  Mississippi Home Corp Single Family Rev Mtg Ser
         F (GNMA Collateralized) (d).................... 6.00/7.55     12/01/27   2,179,980
                                                                                -----------
                                                                                  6,321,330
                                                                                -----------
         MISSOURI  1.1%
    915  Saint Louis Cnty, MO Single Family (MBIA
         Insd)..........................................     6.900     04/01/16     951,884
  3,000  Sikeston, MO Elec Rev Rfdg (MBIA Insd) (c).....     6.200     06/01/10   3,287,970
                                                                                -----------
                                                                                  4,239,854
                                                                                -----------
         NEVADA  1.1%
  4,000  Clark Cnty, NV Indl Dev Rev NV Pwr Co Proj Ser
         A (FGIC Insd)..................................     6.700     06/01/22   4,273,960
                                                                                -----------
         NEW JERSEY  5.6%
 20,000  New Jersey Econ Dev Auth St Contract Econ
         Recovery (Embedded Cap) (MBIA Insd)............     5.900     03/15/21  20,729,400
  1,395  New Jersey Hlthcare Fac Fin Auth Rev Christ
         Hosp Group Issue (Connie Lee Insd).............     7.000     07/01/04   1,574,536
                                                                                -----------
                                                                                 22,303,936
                                                                                -----------
         NEW MEXICO  2.2%
    995  Hobbs, NM Single Family Mtg Rev Rfdg...........     8.750     07/01/11   1,076,202
  5,245  New Mexico Mtg Fin Auth Single Family Mtg Pgm
         Ser G (GNMA Collateralized)....................     7.250     07/01/26   5,538,825
  2,000  University of NM Technology Dev Corp Lease Rev
         Univ Cent Resh Pk Proj Ser A (MBIA Insd).......     6.450     08/15/18   2,164,280
                                                                                -----------
                                                                                  8,779,307
                                                                                -----------
         NEW YORK  17.7%
  5,000  Battery Park City Auth NY Rev (MBIA Insd)......     5.250     11/01/17   4,747,050
  3,000  Metropolitan Tran Auth NY Svcs Contract Tran
         Fac Ser 5 Rfdg.................................     7.000     07/01/12   3,240,240
  1,440  New York City Indl Spl Fac Terminal One Group
         Assn Proj......................................     6.100     01/01/09   1,478,578
  8,500  New York City Muni Wtr Fin Auth Ser A..........     5.500     06/15/24   8,144,700
  4,000  New York City Muni Wtr Fin Auth Wtr & Swr Sys
         Rev Ser A Rfdg.................................     5.500     06/15/23   3,835,400
 10,000  New York City Ser A............................     7.000     08/01/07  10,973,900
  5,000  New York City Ser A Rfdg.......................     7.000     08/01/05   5,482,050
  8,000  New York City Ser D............................     7.500     02/01/19   8,850,800
  6,060  New York St Dorm Auth Rev City Univ Ser F......     5.500     07/01/12   5,855,838
  1,365  New York St Dorm Auth Rev St Univ Edl Fac Ser B
         Rfdg...........................................     5.250     05/15/09   1,316,379
  4,325  New York St Energy Resh & Dev Auth St Svc
         Contract Rev Western NY Nuclear Svc Cent
         Proj...........................................     5.500     04/01/99   4,409,900
  1,900  New York St Mtg Agy Rev Homeowner Mtg Ser 58...     6.400     04/01/27   1,958,691
  6,400  New York St Thruway Auth Svc Contract Rev Loc
         Hwy & Brdg.....................................     5.750     04/01/09   6,410,240
  3,500  Port Auth NY & NJ Cons 97th Ser (FGIC Insd)....     6.650     01/15/23   3,820,110
                                                                                -----------
                                                                                 70,523,876
                                                                                -----------

                                               See Notes to Financial Statements

                          October 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

Par
Amount
(000)    Description                                        Coupon     Maturity Market Value
--------------------------------------------------------------------------------------------
         NORTH CAROLINA  6.2%
$13,000  North Carolina Eastn Muni Pwr Agy Pwr Sys Rev
         Ser B Rfdg.....................................     6.000%    01/01/14 $12,753,260
 11,000  North Carolina Muni Pwr Agy No 1 Catawba Elec
         Rev (Embedded Cap) (MBIA Insd).................     6.000     01/01/12  11,741,290
                                                                                -----------
                                                                                 24,494,550
                                                                                -----------
         OHIO  1.3%
  1,000  Akron, OH Ctfs Partn Akron Muni Baseball
         Stadium Proj (b)(d)............................   0/6.500     12/01/07     733,530
  3,000  Lucas Cnty, OH Hosp Rev Promedica Hlthcare
         Oblig. (MBIA Insd).............................     6.000     11/15/07   3,211,290
  1,000  Ohio St Air Quality Dev Auth Rev JMG Funding
         Ltd Partnership Proj Rfdg (AMBAC Insd).........     6.375     04/01/29   1,064,170
                                                                                -----------
                                                                                  5,008,990
                                                                                -----------
         OKLAHOMA  2.2%
  2,000  Tulsa, OK Indl Auth Hosp Rev Hillcrest Med Cent
         Projet Rfdg (Connie Lee Insd)..................     6.125     06/01/05   2,129,520
  3,140  Tulsa, OK Indl Auth Hosp Rev Hillcrest Med Cent
         Projet Rfdg (Connie Lee Insd)..................     6,250     06/01/08   3,353,489
  3,000  Tulsa, OK Muni Arpt Tran Rev American Airls
         Inc............................................     7.600     12/01/30   3,232,890
                                                                                -----------
                                                                                  8,715,899
                                                                                -----------
         OREGON  0.9%
  1,240  Emerald Peoples Util Dist OR Elec Sys Rev Rfdg
         (FGIC Insd)....................................     7.350     11/01/12   1,506,637
  2,000  Oregon St Econ Dev Rev Georgia Pacific Corp....     6.350     08/01/25   2,036,400
                                                                                -----------
                                                                                  3,543,037
                                                                                -----------
         PENNSYLVANIA  6.4%
  9,000  Allegheny Cnty, PA Hosp Dev Auth Rev Pittsburgh
         Mercy Hlth Sys Inc (AMBAC Insd)................     5.625     08/15/26   8,871,210
  6,655  Berks Cnty, PA Muni Auth Rev Highlands at
         Wyomissing Proj B..............................     6.875     10/01/17   6,915,876
  8,500  Geisinger Auth PA Hlth Sys Ser A (Embedded
         Cap)...........................................     6.400     07/01/22   8,718,790
  1,000  Pennsylvania Intergvtl Co-op Auth Spl Tax Rev
         City of Philadelphia (Prerefunded @
         06/15/02)......................................     6.800     06/15/22   1,109,140
                                                                                -----------
                                                                                 25,615,016
                                                                                -----------
         TEXAS  4.0%
  1,000  Austin, TX Util Sys Rev Rfdg (AMBAC Insd)(b)...     6.500     11/15/05   1,063,600
  4,500  Dallas-Fort Worth, TX Intl Arpt Fac Impt Corp
         Rev Delta Airls Inc (c)........................     7.000     11/01/01   4,709,700
  2,525  Dallas-Fort Worth, TX Intl Arpt Fac Impt Corp
         Rev Delta Airls Inc............................     7.625     11/01/21   2,723,591
  5,000  Ector Cnty, TX Hosp Dist Hosp Rev Med Cent
         Hosp...........................................     7.300     04/15/12   5,514,600
  1,893  Texas Genl Svcs Comm Partn Int Lease Pur Ctfs
         (e)............................................     7.250     08/01/11   1,929,484
                                                                                -----------
                                                                                 15,940,975
                                                                                -----------

                                               See Notes to Financial Statements

                          October 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

Par
Amount
(000)    Description                                        Coupon     Maturity Market Value
--------------------------------------------------------------------------------------------
         UTAH  2.2%
$ 1,500  Intermountain Pwr Agy UT Pwr Supply Rev Ser B
         Rfdg (MBIA Insd) (b)...........................     5.750%    07/01/19 $  1,465,170
  1,500  Intermountain Pwr Agy UT Rev Ser E Rfdg (FSA
         Insd)..........................................     6.000     07/01/06    1,611,975
  3,000  Salt Lake City, UT Hosp Rev IHC Hosp Inc Rfdg
         (Embedded Cap).................................     5.500     08/15/97    2,808,390
  2,690  Utah St Hsg Fin Agy Single Family Mtg Sr Issue
         B3.............................................     7.100     07/01/24    2,807,338
                                                                                ------------
                                                                                   8,692,873
                                                                                ------------
         VIRGINIA  2.0%
  8,200  Roanoke, VA Indl Dev Auth Hosp Rev Roanoke Mem
         Hosp Carilion Hlth Sys Ser B Rfdg (MBIA Insd)
         (d)............................................ 4.70/6.25     01/01/00    8,038,050
                                                                                ------------
         WASHINGTON  6.6%
  9,850  Bellevue, WA Convention Cent Comp Int Rfdg
         (MBIA Insd)....................................         *     02/01/25    1,921,439
 10,975  Washington St Pub Pwr Supply Sys Nuclear Proj
         No 1 Rev Ser A Rfdg (MBIA Insd)................     5.700     07/01/17   10,810,375
 10,000  Washington St Pub Pwr Supply Sys Nuclear Proj
         No 1 Rev Ser B Rfdg (MBIA Insd)................     5.600     07/01/15    9,745,100
  2,000  Washington St Pub Pwr Supply Sys Nuclear Proj
         No 2 Rev Ser A Rfdg (AMBAC Insd)...............     6.000     07/01/08    2,118,700
  5,125  Washington St Pub Pwr Supply Sys Nuclear Proj
         No 3 Rev Ser C Rfdg (MBIA Insd)................         *     07/01/14    1,828,395
                                                                                ------------
                                                                                  26,424,009
                                                                                ------------
         WEST VIRGINIA  2.1%
  8,000  Harrison Cnty, WV Cmnty Solid Waste Disp Rev
         West Penn Pwr Co Proj Ser A (c)................     6.875     04/15/22    8,491,920
                                                                                ------------
         WISCONSIN  1.2%
  1,000  Madison, WI Indl Dev Rev Madison Gas & Elec Co
         Proj Ser A.....................................     6.750     04/01/27    1,063,780
  3,500  Wisconsin Hsg & Econ Dev Auth Home Ownership
         Rev Ser C......................................     6.250     09/01/17    3,575,985
                                                                                ------------
                                                                                   4,639,765
                                                                                ------------
TOTAL LONG-TERM INVESTMENTS  99.6%
  (Cost $374,286,598) (a)......................................................  395,787,412
OTHER ASSETS IN EXCESS OF LIABILITIES  0.4%....................................    1,717,104
                                                                                ------------
NET ASSETS  100.0%............................................................. $397,504,516
                                                                                ============
*Zero coupon bond

(a) At October 31, 1996, cost for federal income tax purposes is $374,286,598; the aggregate gross unrealized appreciation is $21,974,601 and the aggregate gross unrealized depreciation is $473,787, resulting in net unrealized appreciation of $21,500,814.

(b) Securities purchased on a when issued or delayed delivery basis.

(c) Assets segregated as collateral for when issued or delayed delivery purchase commitments and open futures transactions.

(d) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

(e) Private placement issue.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                                October 31, 1996
--------------------------------------------------------------------------------

ASSETS:
Investments, at Market Value (Cost $374,286,598) (Note 1)...............  $395,787,412
Cash....................................................................       468,503
Receivables:
  Interest..............................................................     6,673,252
  Securities Sold.......................................................     5,666,240
Unamortized Organizational Expenses (Note 1)............................         3,788
Other...................................................................         5,748
                                                                          ------------
      Total Assets......................................................   408,604,943
                                                                          ------------
LIABILITIES:
Payables:
  Securities Purchased..................................................    10,281,346
  Investment Advisory Fee (Note 2)......................................       217,961
  Income Distributions--Common and Preferred Shares.....................       161,476
  Variation Margin on Futures (Note 4)..................................        81,250
  Administrative Fee (Note 2)...........................................        67,065
  Affiliates (Note 2)...................................................         2,563
Accrued Expenses........................................................       239,318
Deferred Compensation and Retirement Plans (Note 2).....................        49,448
                                                                          ------------
      Total Liabilities.................................................    11,100,427
                                                                          ------------
NET ASSETS..............................................................  $397,504,516
                                                                          ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000 shares, 3,000 issued with liquidation preference of $50,000 per share) (Note 5).....  $150,000,000
                                                                          ------------
Common Shares ($.01 par value with an unlimited number of shares
  authorized, 15,352,891 shares issued and outstanding).................       153,529
Paid in Surplus.........................................................   226,719,758
Net Unrealized Appreciation on Securities...............................    20,761,700
Accumulated Undistributed Net Investment Income.........................     1,240,155
Accumulated Net Realized Loss on Securities.............................    (1,370,626)
                                                                          ------------
      Net Assets Applicable to Common Shares............................   247,504,516
                                                                          ------------
NET ASSETS..............................................................  $397,504,516
                                                                          ============
NET ASSET VALUE PER COMMON SHARE ($247,504,516 divided
  by 15,352,891 shares outstanding).....................................  $      16.12
                                                                          ============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                      For the Year Ended October 31, 1996
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest.................................................................  $23,574,694
                                                                           -----------
EXPENSES:
Investment Advisory Fee (Note 2).........................................    2,568,017
Administrative Fee (Note 2)..............................................      790,159
Preferred Share Maintenance (Note 5).....................................      365,675
Legal (Note 2)...........................................................       25,920
Trustees Fees and Expenses (Note 2)......................................       24,627
Amortization of Organizational Expenses (Note 1).........................        8,023
Other....................................................................      278,734
                                                                           -----------
    Total Expenses.......................................................    4,061,155
                                                                           -----------
NET INVESTMENT INCOME....................................................  $19,513,539
                                                                           ===========
REALIZED AND UNREALIZED GAIN/LOSS ON SECURITIES:
Realized Gain/Loss on Securities:
  Investments............................................................  $ 5,339,197
  Options................................................................     (263,813)
  Futures................................................................     (574,677)
                                                                           -----------
Net Realized Gain on Securities..........................................    4,500,707
                                                                           -----------
Unrealized Appreciation/Depreciation on Securities:
Beginning of the Period..................................................   21,185,149
                                                                           -----------
End of the Period:
  Investments............................................................   21,500,814
  Futures................................................................     (739,114)
                                                                           -----------
                                                                            20,761,700
                                                                           -----------
Net Unrealized Depreciation on Securities During the Period..............     (423,449)
                                                                           -----------
NET REALIZED AND UNREALIZED GAIN ON SECURITIES...........................  $ 4,077,258
                                                                           ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS...............................  $23,590,797
                                                                           ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended October 31, 1996 and 1995
--------------------------------------------------------------------------------

                                                     Year Ended         Year Ended
                                                  October 31, 1996   October 31, 1995
-------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income............................    $ 19,513,539      $ 19,582,543
Net Realized Gain/Loss on Securities.............       4,500,707        (5,569,226)
Net Unrealized Appreciation/Depreciation on
  Securities During the Period...................        (423,449)       29,881,589
                                                     ------------      ------------
Change in Net Assets from Operations.............      23,590,797        43,894,906
                                                     ------------      ------------
Distributions from Net Investment Income:
  Common Shares..................................     (13,909,348)      (15,536,849)
  Preferred Shares...............................      (5,459,584)       (5,986,277)
                                                     ------------      ------------
Total Distributions..............................     (19,368,932)      (21,523,126)
                                                     ------------      ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.....................................       4,221,865        22,371,780
NET ASSETS:
Beginning of the Period..........................     393,282,651       370,910,871
                                                     ------------      ------------
End of the Period (Including undistributed net
  investment income of $1,240,155 and $1,095,548,
  respectively)..................................    $397,504,516      $393,282,651
                                                     ============      ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

  The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                               April 24, 1992
                                                                                (Commencement
                                             Year Ended October 31              of Investment
                                     -------------------------------------     Operations) to
                                        1996      1995      1994      1993   October 31, 1992
----------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of the Period (a)......    $15.846   $14.389   $17.297   $14.990   $ 14.771
                                       -------   -------   -------   -------    -------
  Net Investment Income............      1.271     1.275     1.303     1.354       .611
  Net Realized and Unrealized
    Gain/Loss on Securities........       .266     1.584    (2.918)    2.332       .083
                                       -------   -------   -------   -------    -------
Total from Investment Operations...      1.537     2.859    (1.615)    3.686       .694
                                       -------   -------   -------   -------    -------
Less:
  Distributions from Net Investment
    Income:
    Paid to Common Shareholders....       .906     1.012     1.020     1.020       .340
    Common Share Equivalent of
      Distributions Paid to
      Preferred Shareholders.......       .356      .390      .273      .282       .135
  Distributions from Net Realized
    Gain on Securities (Note 1):
    Paid to Common Shareholders....        -0-       -0-       -0-      .057        -0-
    Common Share Equivalent of
      Distributions Paid to
      Preferred Shareholders.......        -0-       -0-       -0-      .020        -0-
                                       -------   -------   -------   -------    -------
Total Distributions................      1.262     1.402     1.293     1.379       .475
                                       -------   -------   -------   -------    -------
Net Asset Value, End of the
  Period...........................    $16.121   $15.846   $14.389   $17.297   $ 14.990
                                       =======   =======   =======   =======    =======
Market Price Per Share at End of
  the Period.......................    $13.750   $13.625   $13.000   $16.375   $ 14.500
Total Investment Return at Market
  Price (b)........................      7.72%    12.70%   (14.96%)   20.85%     (1.16%)*
Total Return at Net Asset Value
  (c)..............................      7.61%    17.74%   (11.30%)   23.17%      2.10%*
Net Assets at End of the Period (In
  millions)........................    $ 397.5   $ 393.3   $ 370.9   $ 415.6   $  380.1
Ratio of Expenses to Average Net
  Assets Applicable to Common
  Shares...........................      1.66%     1.75%     1.69%     1.62%      1.54%
Ratio of Expenses to Average Net
  Assets...........................      1.03%     1.06%     1.05%     1.02%      1.04%
Ratio of Net Investment Income to
  Average Net Assets Applicable to
  Common Shares (d)................      5.73%     5.87%     6.43%     6.51%      5.82%
Portfolio Turnover.................        85%       70%       76%       52%       53%*

(a) Net asset value at April 24, 1992, is adjusted for common and preferred share offering costs of $.229 per common share.

(b) Total investment return at market price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(c) Total return at net asset value (NAV) reflects the change in value of the Trust's assets with reinvestment of dividends based upon NAV.

(d) Net investment income is adjusted for the common share equivalent of distributions paid to preferred shareholders.

 * Non-Annualized

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                                October 31, 1996
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Municipal Opportunity Trust (the "Trust") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of municipal obligations rated investment grade at the time of investment. The Trust commenced investment operations on April 24, 1992.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

D. ORGANIZATIONAL EXPENSES--The Trust has reimbursed Van Kampen American Capital Distributors Inc. or its affiliates (collectively "VKAC") for costs incurred in

                                October 31, 1996
--------------------------------------------------------------------------------

connection with the Trust's organization in the amount of $40,000. These costs are being amortized on a straight line basis over the 60 month period ending April 23, 1997. Van Kampen American Capital Investment Advisory Corp. (the "Adviser") has agreed that in the event any of the initial shares of the Trust originally purchased by VKAC are redeemed during the amortization period, the Trust will be reimbursed for any unamortized organizational expenses in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 1996, the Trust had an accumulated capital loss carryforward for tax purposes of $2,109,740 which will expire on October 31, 2003.

F. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays dividends from net investment income to common shareholders monthly. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.
    For the year ended October 31, 1996, 99.6% of the income distributions made by the Trust were exempt from federal income taxes. In January, 1997, the Trust will provide tax information to shareholders for the 1996 calendar year.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Trust's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Trust for an annual fee payable monthly of .65% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to VKAC, the Trust's Administrator, at an annual rate of .20% of the average net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.
    Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom, counsel to the Trust, of which a trustee of the Trust is an affiliated person.

                                October 31, 1996
--------------------------------------------------------------------------------

    For the year ended October 31, 1996, the Trust recognized expenses of approximately $20,300 representing VKAC's cost of providing accounting and legal services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of VKAC. The Trust does not compensate its officers or trustees who are officers of VKAC.

    The Trust has implemented deferred compensation and retirement plans for its trustees. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. The retirement plan covers those trustees who are not officers of VKAC.

    At October 31, 1996, VKAC owned 6,700 common shares of the Trust.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $333,906,674 and $349,294,348, respectively.

4. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Trust has a variety of reasons to use derivative instruments, such as to attempt to protect the Trust against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation on securities. Upon disposition, a realized gain or loss is recognized accordingly, except for exercised option contracts where the recognition of gain or loss is postponed until the disposal of the security underlying the option contract.

    Summarized below are the specific types of derivative financial instruments used by the Trust.

A. OPTION CONTRACTS--An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Trust to manage the portfolio's effective maturity and duration.

                                October 31, 1996
--------------------------------------------------------------------------------

    Transactions in options for the year ended October 31, 1996, were as follows:

                                                   CONTRACTS     PREMIUM
-------------------------------------------------------------------------
Outstanding at October 31, 1995..................       -0-     $     -0-
Options Written and Purchased (Net)..............       450      (263,790)
Options Expired (Net)............................      (450)      263,790
                                                        ---     ---------
Outstanding at October 31, 1996..................       -0-     $     -0-
                                                        ===     =========

B. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Trust generally invests in futures on U.S. Treasury Bonds, the Municipal Bond Index and Eurodollar Notes and typically closes the contracts prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into futures contracts, the Trust maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The cost of securities acquired through delivery under a contract is adjusted by the unrealized gain or loss on the contract. The fluctuation in market value of the contracts is settled daily through a cash margin account.

    Transactions in futures contracts for the year ended October 31, 1996, were as follows:

                                                           CONTRACTS
--------------------------------------------------------------------
Outstanding at October 31, 1995..........................        600
Futures Opened...........................................      1,400
Futures Closed...........................................     (1,800)
                                                              ------
Outstanding at October 31, 1996..........................        200
                                                              ======

    The futures contracts outstanding as of October 31, 1996, and the description and unrealized depreciation are as follows:

                                                                UNREALIZED
                                                  CONTRACTS    DEPRECIATION
---------------------------------------------------------------------------
U.S. Treasury Bond and Futures
  December 1996 - Sells to Open.................       200       $739,114
                                                       ===       ========

C. INDEXED SECURITIES--These instruments are identified in the portfolio of investments. Their price may be more volatile than the price of a comparable fixed rate security.

                                October 31, 1996
--------------------------------------------------------------------------------

    An Embedded Cap security includes a cap strike level such that the coupon payment may be supplemented by cap payments if the floating rate index upon which the cap is based rises above the strike level. The Trust invests in these instruments as a hedge against a rise in the short term interest rates which it pays on its preferred shares.

    An Embedded Swap security includes a swap component such that the fixed coupon component of the underlying bond is adjusted by the difference between the securities fixed swap rate and the floating swap index. The Trust invests in these instruments as a hedge against a rise in the short-term interest rates which it pays on its preferred shares.

5. PREFERRED SHARES

The Trust has outstanding 3,000 Auction Preferred Shares ("APS") in two series of 1,500 shares each. Dividends are cumulative and the dividend rate on each series is currently reset every 28 days through an auction process. The average rate in effect on October 31, 1996 was 3.39%. During the year ended October 31, 1996, the rates ranged from 3.34% to 4.50%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $50,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of
Van Kampen American Capital Municipal Opportunity Trust:

We have audited the accompanying statement of assets and liabilities of Van Kampen American Capital Municipal Opportunity Trust (the "Trust"), including the portfolio of investments, as of October 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen American Capital Municipal Opportunity Trust as of October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP
Chicago, Illinois
December 4, 1996

                           DIVIDEND REINVESTMENT PLAN

The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, of if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common Shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the changes sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:
                          Van Kampen American Capital
                             Attn: Closed-End Funds
                              2800 Post Oak Blvd.
                               Houston, TX 77056

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

            VAN KAMPEN AMERICAN CAPITAL MUNICIPAL OPPORTUNITY TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
DENNIS J. MCDONNELL*--Chairman
THEODORE A. MYERS
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*
  Vice President

INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.
(C) Van Kampen American Capital Distributors, Inc., 1996 All rights reserved.
(SM) denotes a service mark of Van Kampen American Capital Distributors, Inc.

                          RESULTS OF SHAREHOLDER VOTES

An Annual Meeting of Shareholders of the Trust was held on May 23, 1996, where shareholders voted on the election of trustees and the selection of independent public accountants. With regard to the election of David C. Arch as elected trustee by the common shareholders of the Trust, 10,146,985 shares voted in his favor, 192,734 withheld. With regard to the election of Howard J Kerr as elected trustee by the common shareholders of the Trust, 10,143,929 shares voted in his favor, 195,790 withheld. With regard to the election of Dennis J. McDonnell as elected trustee by the common shareholders of the Trust, 10,145,288 shares voted in his favor, 194,430 withheld. With regard to the ratification of KPMG Peat Marwick LLP as independent public accountants for the Trust, 10,140,071 voted in favor, 82,485 voted against and 119,747 abstained.

A Special Meeting of Shareholders of the Trust was held on October 23, 1996, where shareholders voted on a new investment advisory agreement and changes to investment policies. With regard to the approval of a new investment advisory agreement between Van Kampen American Capital Investment Advisory Corp. and the Trust, 9,171,230 shares voted for the proposal, 189,683 voted against and 243,908 abstained. With regard to the approval of certain changes to the Trust's fundamental investment policies with respect to investment in other investment companies, 5,095,982 shares voted for the proposal, 239,161 voted against and 304,134 abstained.

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